                                                                   Exhibit 3-277
--------------------------------------------------------------------------------

Microfilm Number  9140 669    Filed with the Department of State on JUN 28 1991
                  ________                                          ____________

Entity Number  2034044                                   /s/ [graphic signature]
               _______                                   _______________________

                                                   Secretary of the Commonwealth


                       CERTIFICATE OF LIMITED PARTNERSHIP
                             DSCB:15-8511 (Rev 89)


   In compliance with the requirements of 15 Pa. C.S. ss. 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

1.   The name of the limited partnership is: Therapy Care Systems, L.P.
                                             ___________________________________

2. The (a) address of this limited partnership's initial registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

     (a)    595 Skippack Pike,    Suite 200,   Blue Bell PA 19422     Montgomery
            ____________________________________________________________________

            Number and Street     City         State        Zip       County

     (b)    ____________________________________________________________________

            Name of Commercial Registered Office Provider             County

     For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.

3. The name and business address of each general partner of the partnership is:

   Name                         Address
   Therapy Care                 595 Skippack Pike, Suite 200
   Systems, Inc.                Blue Bell, PA 19422




4.   The specified effective date, if any: July 1, 1991
                                           _____________________________________

                                           month  day  year  hour, if any

   IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this certificate this 28 day of June, 1991.

Therapy Care Systems, Inc.
    _____________________


  /s/ Beth Hawley Nojunas
by: _____________________
    Beth Hawley Nojunas, President

Microfilm Number  9379  o      Filed with the Department of State on NOV 24 1993
                  ________                                          ____________

Entity Number  2034044                                   /s/ [graphic signature]
               _______                                   _______________________

                                                   Secretary of the Commonwealth


                  CERTIFICATE OF AMENDMENT-LIMITED PARTNERSHIP
                             DSCB:15-8512 (Rev 90)


   In compliance with the requirements of 15 Pa. C.S. ss. 8512 (relating to certificate of amendment), the undersigned limited partnership, desiring to amend its Certificate of Limited Partnership, hereby certifies that:

1.   The name of the limited partnership is: Therapy Care Systems, L.P.
                                            ___________________________________


2.   The date of filing of the original Certificate of Limited Partnership is:
     June 28, 1991

3.   (Check, and if appropriate complete, one of the following):

     x The amendment adopted by the limited partnership, set forth in full, is as follows:

     Therapy Care Systems, Inc., a Pennsylvania corporation, has withdrawn as the sole general partner of the Partnership and Argosy Partners, L.P., a Delaware limited partnership has been admitted to Partnership as the sole general partner. The address of Argosy Partners is: 120 Gibraltar Road, Horsham, PA 19044.

     __ The amendment adopted by the limited partnership is set forth in full in Exhibit A attached hereto and made a part hereof.

4.   (Check, and if appropriate complete, one of the following):

     x The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

     __   The amendment shall be effective on:             at
                                              _____________  ______________

                                                Date             Hour

5.   (Check if the amendment restates the Certificate of Limited Partnership):

     __ The restated Certificate of Limited Partnership supersedes the original Certificate of Limited Partnership and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned limited partnership has caused this Certificate of Amendment to be executed this 5th day of November, 1993.

                         Therapy Care Systems, L.P.
                         ______________________
                         (Name of Partnership)
                      By: Argosy Partners, L.P., a Delaware limited partnership
                      By: ______________________
                         (Signature)
                      By: Gwynedd Partners, Inc., a Pennsylvania corporation
                      Title: ______________________
                         /s/ G. Linton Sheppard
                      By: ______________________
                         G. Linton Sheppard, President

(PA. - LP 2904 - 10/7/92)

PADEPT OF STATE  PADEPT OF STATE

Nov 24 1993      Dec 09 1993

Microfilm Number              Filed with the Department of State on APR 13,1995
                _______                                                   ______

Entity Number  2034044                              /s/ [graphic of signature]
               _____                                ____________________________

                                                  Secretary of the Commonwealth


                  CERTIFICATE OF AMENDMENT-LIMITED PARTNERSHIP
                             DSCB:15-8512 (Rev 90)


   In compliance with the requirements of 15 Pa. C.S. ss. 8512 (relating to certificate of amendment), the undersigned limited partnership, desiring to amend its Certificate of Limited Partnership, hereby certifies that:

1.   The name of the limited partnership is: Therapy Care Systems, L.P.
                                             ___________________________________

2.   The date of filing of the original Certificate of Limited Partnership is:
     June 28, 1991

3.   (Check, and if appropriate complete one of the following):

     x The amendment adopted by the limited partnership, set forth in full, is as follows:

     Argosy Partners, L.P. is hereby withdrawn as the sole General Partner and Team Rehabilitation, Inc., 148 West State Street, Kennet Square, PA 19348, is hereby admitted as the sole General Partner.

     __ The amendment adopted by the limited partnership is set forth in full in Exhibit A attached hereto and made a part hereof.

4.   (Check, and if appropriate complete one of the following):

     x The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

     __   The amendment shall be effective on:              at
                                              ______________  _____________

                                                   Date           Hour

5.   (Check if the amendment restates the Certificate of Limited Partnership):

     __ The restated Certificate of Limited Partnership supersedes the original Certificate of Limited Partnership and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned limited partnership has caused this Certificate of Amendment to be execute this 12th day of April, 1995.


ARGOSY PARTNERS, L.P.                TEAM REHABILITATION, INC.
                                 ______________________________
By: Gwynedd Partners, Inc.            (Name of Partnership)
    General Partners                  s/ Edward R. Romanov Jr.
                                 BY: __________________________
                                       (Signature)
  /s/ G. Linton Sheppard         Title: Edward R. Romanov Jr.,
By: ___________                         Senior Vice President
    G. Linton
    Sheppard, President

APR 18, 95
